FIRST NATIONAL BANK OF COMMERCE

                     First NBC Credit Card Master Trust


                         $259,500,000 6.15% Class A
                 Asset Backed Certificates - Series 1997-1

                         $21,000,000 6.35% Class B
                 Asset Backed Certificates - Series 1997-1


                        FORM UNDERWRITING AGREEMENT


                                                   July 31, 1997



Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
as Representative of the Several Underwriters
Named in Schedule I hereto
World Financial Center
250 Vesey Street
New York, New York 10281-1310

Dear Sirs:

                  First National Bank of Commerce ("First NBC" or the "Transferor") proposes to convey, from time to time, the receivables (the "Receivables") that are generated in a portfolio of revolving credit card accounts and other rights to the First NBC Credit Card Master Trust (the "Trust"), and the Transferor proposes to cause the Trust to sell to you and the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives") $259,500,000 6.15% Class A Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and $21,000,000 6.35% Class B Asset Backed Certificates, Series 1997- 1 (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") representing beneficial interests in the Trust. The Receivables will from time to time be conveyed by the Transferor to the Trust, and the Certificates will be issued, pursuant to the Pooling and Servicing Agreement, to be dated as of August 1, 1997 (the "Pooling and Servicing Agreement"), between First NBC, as Transferor and Servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), and the Series 1997-1 Supplement to the Pooling and






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Servicing Agreement, to be dated as of August 1, 1997 (the "Supplement"), between First NBC, as Transferor and Servicer, and the Trustee.

                  The Certificates will be sold pursuant to this Underwriting Agreement (this "Agreement") and will represent undivided interests in certain assets of the Trust (as hereinafter described).

                  Capitalized terms used herein without definition shall have the meanings set forth in the Pooling and Servicing Agreement and the Supplement.

                  Section 1.  Representations and Warranties of the Transferor.

                  (a) The Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1(a). Certain terms used in this Section 1(a) are defined in the second paragraph of subsection 1(a)(i) below.

                           (i) The Transferor meets the requirements for
                  use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-24023), including a related preliminary prospectus, on such Form S-3 for the registration under the Act of the Certificates. The Transferor may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Transferor will next file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus), (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) or (C) after effectiveness of such registration statement, a final prospectus relating to the Certificates in accordance with Rules 415 and 424(b) under the Act. In the case of clause (B), the Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the prospectuses with respect to the Certificates and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus which has previously been furnished to you) as the Transferor has advised you, prior to the Execution Time, will be included or made therein.

                  The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Act. "Exchange Act" means the Securities and Exchange Act of 1934, as amended. "Execution






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



Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus relating to the Certificates referred to in the preceding paragraph and, if clause (B) above is applicable, any preliminary prospectus included in the Registration Statement which, as of the Effective Date, omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Certificates that is first filed with the Commission pursuant to Rule 424(b) and any prospectuses subsequently filed pursuant to Rule 424 or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Act or rules thereunder, including amendments, all documents incorporated or deemed to be incorporated by reference therein, exhibits and financial statements, in the form in which it has or shall become effective and, in the event that any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as amended or supplemented pursuant to the Act or rules thereunder or the Exchange Act or rules thereunder. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                           (ii) On the Effective Date, the Registration
                  Statement did or will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Transferor by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto). The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iii) The Transferor is duly organized, validly
                  existing and in good standing as a national banking association under the laws of the United States. The Transferor has all requisite power and authority to own its properties and conduct its business as presently conducted and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which requires such qualification, except where failure to have such requisite power and authority or to be so qualified would not have a material adverse effect on the business or consolidated financial condition of the Transferor.

                           (iv) The Transferor is not in violation of its
                  charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Transferor is subject, except where any such violation or default would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (v) The execution, delivery and performance by
                  the Transferor of each of this Agreement, the Pooling and Servicing Agreement, the Supplement, the Loan Agreement, and the Depository Agreement, the issuance of the Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Transferor pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Transferor is a party or by which it may be bound, or to which any of the property or assets of the Transferor is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Transferor or any applicable law, administrative regulation or administrative or court decree, except where any such conflict, breach, default, encumbrance or violation would not have a material adverse effect on the transactions contemplated by this Agreement.






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




                           (vi) This Agreement has been and the Pooling and
                  Servicing Agreement, the Supplement and the Loan Agreement when executed and delivered as contemplated hereby and thereby will have been, duly executed and delivered by the Transferor; and this Agreement constitutes, and the Pooling and Servicing Agreement, the Supplement and the Loan Agreement when executed and delivered as contemplated herein will constitute, legal, valid and binding instruments enforceable against the Transferor in accordance with their respective terms, subject as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations,
                  (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement or the Loan Agreement, to limitations of public policy under applicable securities laws.

                           (vii) The Transferor has authorized the
                  conveyance of the Receivables to the Trust; and the Transferor has directed the Trust to issue and sell the Certificates.

                           (viii) The Transferor will provide to the
                  Representatives complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of the Transferor for the years ended December 31, 1996 and 1995 as submitted to the Comptroller of the Currency. Except as set forth or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor since the date of the last such publicly available portion of Consolidated Reports of Condition and Income.

                           (ix) Any taxes, fees and other governmental
                  charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Supplement, the Loan Agreement and the Certificates shall have been paid or will be paid by the Transferor at or prior to the Closing Date.

                           (x) The Certificates have been duly and validly
                  authorized, and, when validly executed, authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and the Supplement and as provided herein will conform in all material respects to the description thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Supplement.

                           (xi) There are no legal or governmental
                  proceedings pending, or to the knowledge of the Transferor threatened, to which the Transferor is a party or of which any of its property is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the shareholder's equity or consolidated financial position of such person






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



                  and its subsidiaries taken as a whole, or which would have a material adverse effect upon the consummation of this Agreement.

                           (xii) Arthur Andersen LLP is an independent
                  public accountant with respect to the Transferor.

                           (xiii) No consent, approval, authorization,
                  order, registration, filing, qualification, license or permit of or with any court or governmental agency or body of the United States is required for the issue and sale of the Certificates, or the consummation by the Transferor of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Supplement, the Loan Agreement, or the Depository Agreement, except for (A) the registration under the Act of the Certificates, (B) such consents, approvals, authorizations, orders, registrations, qualifications, licenses or permits as have been obtained or as may be required under State securities or Blue Sky laws, or the laws of any foreign jurisdiction, in connection with the purchase of the Certificates and the subsequent distribution of the Certificates by the Underwriters or
                  (C) where the failure to obtain such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the business or consolidated financial condition of the Transferor and its subsidiaries taken as a whole or the Transferor or the transactions contemplated by such agreements.

                           (xiv) The Transferor will not conduct its
                  operations while any of the Certificates are outstanding in a manner that would require the Transferor or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act") as in effect on the date hereof.

                  (b) Any certificate signed by an officer on behalf of the Transferor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Certificates shall be deemed a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

                  Section 2.  Purchase and Sale.

                  (a) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Transferor agrees to sell to each of the Underwriters, and each of the Underwriters agrees to purchase from the Transferor, the Principal Amount of Class A Certificates set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to 99.56% of the aggregate Principal Amount represented by the Class A Certificates.

                  (b) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Transferor agrees to sell to each of






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



         the Underwriters, and each of the Underwriters agrees to purchase from the Transferor, the aggregate Principal Amount of Class B Certificates set forth opposite such Underwriter's name in
         Schedule I pursuant to the terms of this Agreement at a purchase price equal to 99.619375% of the aggregate Principal Amount represented by the Class B Certificates.

                  Section 3.  Delivery and Payment.

                  (a) Delivery of and payment for the Certificates to be purchased by the Underwriter in accordance with this Agreement shall be made at the offices of Mayer, Brown & Platt in Chicago, Illinois at 9:00 A.M. Chicago time on August 7, 1997, which date, time or place may be postponed or changed by agreement between the Representatives and the Transferor (such date and time of delivery and payment for the Certificates being herein referred to as the "Closing Date"). Delivery of one or more global certificates representing the Certificates shall be made to the account of the Underwriters against payment by the several Underwriters of the purchase price therefor, to or upon the order of the Transferor by one or more wire transfers in immediately available funds. The global certificates to be so delivered shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates representing the Certificates will be available only under limited circumstances as described in the Pooling and Servicing Agreement.

                  The Transferor agrees to have copies of the global certificates or the Definitive Certificates available for inspection, checking and packaging by the Representatives in Chicago, Illinois, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

                  Section 4.  Offering by the Underwriters.

                  (a) It is understood that the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus.

                  (b) Each Underwriter severally represents and agrees that
         (i) it has not offered or sold and, prior to the expiry of six months from the Closing Date, will not offer or sell any Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1996; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Certificates, to a person who is of a kind described in






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         Article 11(3) of the Financial Services Act 1986 (Investment
         Advertisements) (Exemptions) Order 1996 or to a person to whom such document may otherwise lawfully be issued, distributed or passed on.

                  (c) Each Underwriter, severally, represents and warrants to the Transferor that it has not and will not use any information that constitutes "Computational Materials", as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994), with respect to the offering of the Certificates without the prior written consent of the Transferor to such use.

                  (d) Each Underwriter, severally, represents and warrants to the Transferor that it has not and will not use any information that constitutes "ABS Term Sheets", as defined in the commission's No-Action Letter, dated February 17, 1995, addressed to the Public Securities Association, with respect to the offering of the Certificates without the prior written consent of the Transferor to such use.

                  (e) Each Underwriter, severally, represents that, without the prior written consent of the Transferor, it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(11) of the Act) with respect to the initial offering of the Certificates, transfer, deposit or otherwise convey any Certificates into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interest in, such Certificates.

                  Section 5. Agreements. The Transferor covenants and agrees with the several Underwriters that:

                  (a) The Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Transferor will promptly advise the Representatives (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information,
         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and
         (v) of the receipt by the Transferor of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus to which the Representatives reasonably object. The Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a Prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act or the rules thereunder, the Transferor shall be required to notify the Representatives and upon the Representatives' request to prepare and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which shall correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Transferor will make generally available to Certificateholders and to the Representatives an earnings statement or statements of the Trust which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Transferor will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus relating to the Certificates and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  (e) The Transferor agrees to pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, this Agreement, the Pooling and Servicing Agreement, the Supplement, the Loan Agreement, the Depository Agreement and the Certificates,
         (ii) any fees charged by any rating agency for the rating of the Certificates, (iii) any expenses (including reasonable fees and disbursements of counsel not to exceed $20,000) incurred by the Underwriters in connection with qualification of the Certificates for sale under the laws of such jurisdictions as the Representatives designate, (iv) the fees and expenses of (A) Mayer, Brown & Platt as special counsel for the Transferor, (B) Arthur Andersen LLP and (C) Cadwalader, Wickersham & Taft, counsel to the Collateral Interest Holder, (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Certificates, and (vi) fees of DTC in connection with the book-entry registration of the Certificates (it being understood that, except as provided in this paragraph (e) and in Sections 7 and 8 hereof, each of the Underwriters will pay its own expenses, including the expense of preparing, printing and reproducing this Agreement, the fees and expenses of counsel for the Underwriters, any transfer taxes on resale of any of the Certificates by it and advertising expenses connected with any offers that the Underwriters may make).

                  (f) The Transferor will take all reasonable actions requested by the Underwriters to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions within the United States or as necessary to qualify for the Euroclear System or Cedel Bank, societe anonyme and as the Representatives may designate prior to the Execution Time, will maintain such qualifications in effect so long as required for the distribution of the Certificates and will arrange for the determination of the legality of the Certificates for purchase by institutional investors.

                  (g) For so long as the Certificates are outstanding, the Transferor (i) shall deliver to the Representatives by first-class mail and as soon as practicable a copy of all reports and notices delivered to the Trustee or the Certificateholders under the Pooling and Servicing Agreement or the Supplement or to the Collateral Interest Holder under the Loan Agreement, and (ii) as promptly as available but in no event later than each Record Date, shall give notice by facsimile, to the Representatives of the Class A Pool Factor and Class B Pool Factor for such Record Date.

                  (h) For so long as the Certificates are outstanding, the Transferor will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, all documents required to be distributed to Certificateholders and (ii) as soon as practicable after filing, any other information concerning the Transferor filed with any government or regulatory authority which is otherwise publicly available, as the Representatives may reasonably request.

                  (i) To the extent, if any, that any rating provided with respect to the Certificates set forth in subsections 6(j) an (k) hereof is conditional upon the furnishing of documents reasonably available to the Transferor, the Transferor shall furnish such documents.

                  (j) The Transferor, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Act and the rules thereunder.

                  Section 6. Conditions of Closing; Termination of Rights Under Section 2. The obligations of the Underwriters to purchase and pay for the Certificates on the Closing Date shall be subject to the accuracy of the representations and warranties of the Transferor contained herein as of the Execution Time and as of the Closing Date, to the accuracy of the statements of the Transferor made in any certificates delivered pursuant to the provisions hereof, to the performance by the Transferor of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the






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



         Registration Statement shall have become effective not later than 12:00 Noon New York City time on the business day following the day on which the public offering price was determined; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Transferor shall have delivered a certificate, dated the Closing Date, signed by its President and Chief Executive Officer, its Secretary or its Chief ALCO Officer to the effect that the signer of such certificate, on behalf of the Transferor, has carefully examined this Agreement, the Pooling and Servicing Agreement, the Supplement, the Loan Agreement, the Prospectus (and any supplements thereto) and the Registration Statement, stating that:

                           (i) the representations and warranties of the
                  Transferor in this Agreement are true and correct at and as of the date of such certificate as if made on and as of such date (except to the extent they expressly relate to an earlier date);

                           (ii) the Transferor has complied, in all
                  material respects, with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                           (iii) nothing has come to the attention of the
                  Transferor that would lead it to believe that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (iv) no stop order suspending the effectiveness
                  of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signor, threatened.

                  (c) Correro, Fishman & Casteix, L.L.P., counsel to the Transferor, shall have delivered a favorable opinion with respect to clauses (i), (ii), (v), (vi) and (viii) of this paragraph (c), and Mayer, Brown & Platt, special counsel to the Transferor, shall have delivered a favorable opinion with respect to clauses (iii),
         (iv), (vii) and (ix) through (xv) of this paragraph (c) (except that, portions of the opinions provided for in clauses (xiii) through (xv) concerning the UCC or tax laws of the State of Louisiana shall be provided for by Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.) each opinion shall be dated the Closing Date and satisfactory in form and substance to the Representatives and counsel for the Underwriters, to the effect that:

                           (i) the Transferor has been duly chartered as a
                  national banking association and is validly existing and in good standing under the laws of the

                  United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, and to enter into and perform its obligations under the Underwriting Agreement, the Loan Agreement, the Depository Agreement, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated hereby and thereby, except where failure to have such power and authority or to be so qualified will not have a material adverse effect on the business or consolidated financial condition of the Transferor and its subsidiaries taken as a whole;

                           (ii) the Underwriting Agreement, the Pooling and
                  Servicing Agreement, the Supplement, the Loan Agreement and the Depository Agreement have been duly authorized, executed and delivered by the Transferor;

                           (iii) each such agreement when executed by the
                  Trustee and the Collateral Interest Holder, when required, constitutes the legal, valid and binding agreement of the Transferor enforceable in accordance with its terms subject, as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceedings in equity or at law) and (C) with respect to rights of indemnity under the Underwriting Agreement or the Loan Agreement, to limitations of public policy under applicable securities laws;

                           (iv) the Certificates have been duly created
                  and, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and outstanding, enforceable in accordance with their terms subject, as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations and (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                           (v) neither the execution nor the delivery of
                  the Underwriting Agreement, the Loan Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates, the Underwriting Agreement, the Loan Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement will conflict with or violate any term or provision of the charter or by-laws of the Transferor, or result in a breach or violation of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Transferor pursuant to, any material statute currently applicable to the Transferor or any order or regulation known to such counsel to be currently applicable to the Transferor or any court, regulatory body, administrative agency or governmental body having jurisdiction over the Transferor, or the terms of any indenture or other agreement or instrument known to such counsel to which the Transferor, is a party or by which it or any of its properties are bound, except where any such conflict, breach, violation, default or encumbrance would not have a material adverse effect on the transactions contemplated by this Agreement;

                           (vi) to the best knowledge of such counsel,
                  there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Underwriting Agreement, the Trust, the Certificates, the Loan Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement or any of the transactions contemplated herein or therein or with respect to the Transferor which, in the case of any such action, suit or proceeding with respect to the Transferor would have a material adverse effect on the Certificateholders or the Trust or upon the ability of the Transferor to perform its obligations under any of such agreements, and there is no material contract, franchise or document relating to the Trust or property conveyed to the Trust which is not disclosed in the Registration Statement or Prospectus; and the statements included in the Registration Statement, Preliminary Prospectus and Prospectus describing statutes (other than those relating to tax and ERISA matters), legal proceedings, contracts and other documents fairly summarize the matters therein described;

                           (vii) the Registration Statement has become
                  effective under the Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424 has been made in the manner and within the time period required by Rule 424; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; the Registration Statement and the Prospectus (and any supplements thereto) (other than financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                           (viii) no consent, approval, authorization,
                  order, registration, filing, qualification, license or permit of or with any court, federal or state governmental agency or regulatory body is required for the Transferor to consummate the transactions contemplated in the Underwriting Agreement, the Loan Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement, except (A) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits as have been made or obtained or as may be required under the State securities or blue sky laws of any jurisdiction in connection with the purchase of the Certificates by the

                  Underwriters and the subsequent distribution of the Certificates by the Underwriters or (B) where the failure to have such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the Trust's interests in the Receivables or the transactions contemplated by such agreements;

                           (ix) the Certificates, the Underwriting
                  Agreement, the Loan Agreement, the Pooling and Servicing Agreement and the Supplement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                           (x) neither the Pooling and Servicing Agreement
                  nor the Supplement will be required to be qualified under the Trust Indenture Act of 1939;

                           (xi) the statements in the Registration
                  Statement under the heading "Certain Legal Aspects of the Receivables" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel or attorneys under the control of such counsel and are correct in all material respects;

                           (xii) the Trust is not required to be registered
                  as an "investment company" under the 1940 Act;

                           (xiii) the assignment of the Receivables, all
                  documents and instruments relating thereto and all proceeds thereof to the Transferor pursuant to the Pooling and Servicing Agreement, either (A) vests in the Trustee all right, title and interest of the Transferor in and to the Receivables, free and clear of any liens, security interests or encumbrances that have been perfected or are known to such counsel except as specifically permitted pursuant to the Pooling and Servicing Agreement and the Supplement or (B) in the event that a court were to conclude that such assignment was not a sale pursuant to the Pooling and Servicing Agreement and the Supplement, as the case may be, the transactions provided for by the Pooling and Servicing Agreement and the Supplement, as the case may be, would constitute a grant of a valid security interest and, together with the filing of the financing statements in the State of Louisiana, create a first priority perfected security interest within the meaning of Article 9 of the Uniform Commercial Code in the Receivables and all proceeds thereof (in rendering such opinion, counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances);

                           (xiv) No other filings or other actions, with
                  respect to the Trustee's interest in the Receivables, are necessary to perfect the interest of the Trustee in the Receivables, and proceeds thereof, against third parties, except that appropriate continuation statements must be filed in accordance with the applicable state's requirements, which is presently at least every five years; and

                           (xv) the statements in the Registration
                  Statement and Prospectus under the heading "Tax Matters" accurately describe the material Federal, tax consequences to holders of the Certificates and the statements under the heading "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under ERISA.

                  In rendering such opinion, counsel may rely (A) as to matters involving the application of the law of any jurisdiction other than the State of New York and the United States Federal laws, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to you and your counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, the Transferor and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto.

                  The opinion of Mayer, Brown & Platt shall also contain a statement (which may be subject to customary qualifications) to the effect that such firm has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any supplements thereto) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading (in each case, other than financial and statistical information contained therein as to which such counsel need express no view).

                  (d) Orrick, Herrington & Sutcliffe LLP, counsel for the Underwriters, shall have delivered a favorable opinion dated the Closing Date with respect to the validity of the Certificates, the Underwriting Agreement, the Pooling and Servicing Agreement, the Supplement, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably require and the Transferor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters. In giving their opinion, Orrick, Herrington & Sutcliffe LLP may rely (i) as to matters of Louisiana law upon the opinions of counsel delivered pursuant to subsection (c) above, (ii) as to matters involving the application of laws of any jurisdiction other than the State of New York and the United States Federal laws, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable, and (iii) as to matters of fact, to the extent deemed proper and as stated therein on certificates of responsible officers of the Trust, the Transferor and public officials.

                  (e) The Loan Agreement shall have been duly authorized, executed and delivered by the Collateral Interest Holder; all fees then due and payable to the Collateral Interest Holder shall have been paid in full at or prior to the Closing Date, as the case may be; and the Loan Agreement shall conform in all material respects to the respective descriptions thereof in the Registration Statement and the Prospectus.

                  (f) Counsel to the Collateral Interest Holder shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representatives, counsel for the Underwriters, the Transferor and their counsel.

                  (g) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the date of this Agreement and the date of the Closing Date, in form and substance satisfactory to the Representatives and counsel for the Underwriters, confirming that they are (i) independent public accountants within the meaning of the Act, the Exchange Act and the rules and regulations promulgated thereunder and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Transferor) set forth in the Registration Statement and the Prospectus (and any supplements thereto), agrees with the accounting records of the Transferor, excluding any questions of legal interpretation, and (ii) they have performed certain specified procedures with respect to the computer programs used to select the Eligible Accounts and to generate information with respect to the Accounts set forth in the Registration Statement and the Prospectus (and any supplements thereto).

                  (h) The Representatives shall receive evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements are being filed in the office of the Secretary of State of the State of Louisiana reflecting the interest of the Trust in the Receivables and the proceeds thereof.

                  (i) Counsel to the Trustee shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representatives and counsel for the Underwriters, the Transferor and their counsel, to the effect that:

                           (i) the Trustee has been duly incorporated and
                  is validly existing and in good standing as a national banking association under the laws of the United States, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Pooling and Servicing Agreement, the Supplement and the Loan Agreement requires such qualifications, and has the power and authority (corporate and other) to issue, and to take all action required of it under, the Pooling and Servicing Agreement, the Supplement and the Loan Agreement;

                           (ii) the execution, delivery and performance by
                  the Trustee of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement and the issuance of the Certificates by the Trustee have been duly authorized by all necessary corporate action on the part of the Trustee, and under present laws do not and will not contravene any law or governmental regulation or order presently binding on the Trustee or the charter or the by-laws of the Trustee or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Trustee is a party or by which the Trustee is bound;

                           (iii) the execution, delivery and performance by
                  the Trustee of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement and the issuance of the Certificates by the Trustee do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any Federal, state or other governmental agency or authority which has not previously been effected;

                           (iv) each of the Certificates has been duly
                  authenticated and delivered by the Trustee and each of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement constitute legal, valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally); and

                           (v) no approval, authorization or other action
                  by, or filing with, any governmental authority of the United States of America or the State of Illinois having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement, the Supplement and the Loan Agreement.

                  (j) The Class A Certificates shall be given the highest investment grade rating by both Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P") and neither Moody's nor S&P shall have placed the Class A Certificates under review with possible negative implications.

                  (k) The Class B Certificates shall be rated at least "A" or its equivalent by both Moody's and S&P and neither Moody's nor S&P shall have placed the Class B Certificates under review with possible negative implications.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or the Transferor, the effect of which, in any case referred to above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement and the Prospectus.

                  (m) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, and the Representatives and counsel for the Underwriters shall have received such information, certificates and documents as the Representatives or counsel for the Underwriters may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Representatives and the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trustee and the Transferor in writing or by telephone or facsimile confirmed in writing.

                  Section 7. Reimbursement of Expenses. If the sale of the Certificates provided for herein is not consummated because any condition to the Representatives' obligations set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Trustee or the Transferor to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Representatives or the Underwriters, the Transferor will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Certificates.

                  Section 8.  Indemnification and Contribution.

                  (a) Indemnification of Underwriters. The Transferor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus (or any supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) (A) any such settlement is effected with the written consent of the Transferor and (B) it is understood that any such amounts paid in settlement are covered only by this clause (ii) and not by clause (i) or clause (iii); and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (x) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Transferor by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (y) such indemnity with respect to any untrue statement or omission in the Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person was not sent a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented).

                  (b) Indemnification of Transferor, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Transferor, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Transferor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Transferor by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In any proceeding hereunder any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, in which case, if such indemnified party notifies such indemnifying party in writing that it elects to employ separate counsel at the expense of such indemnifying party, such indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Transferor, if the indemnified parties under this Section 8 consist of the Transferor or the Transferor's directors, officers, employees or controlling persons). It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the parties indemnified pursuant to Section 8(a) above shall be designated in writing by the Representatives, and any such separate firm for the parties indemnified pursuant to Section 8(b) above shall be designated in writing by the Transferor. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) Settlement without Consent if Failure to Reimburse. If any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its consent if such indemnifying party
(i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (e) Contribution. If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
         (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor on the one hand and the Underwriters on the other from the offering of the Certificates or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
         (i) above but also the relative fault of the Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor bears to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Transferor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates agreed to be purchased by such Underwriter or Underwriters hereunder on the Closing Date and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Certificates set forth opposite their names in Schedule I with respect to the Closing Date hereto bears to the aggregate amount of Certificates set forth opposite the names of all the remaining Underwriters) the Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Certificates, and if such nondefaulting Underwriters do not purchase all the Certificates, the obligations will terminate without liability of any nondefaulting Underwriter, the Trust, or the Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  Section 10.  Termination.

                  (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Transferor, at any time after the execution of this Agreement and at or prior to Closing Time (i) if there has been any material adverse change in or affecting particularly the business or properties of the Transferor which materially impairs the investment quality of the Certificates or makes it impractical or inadvisable to market the Certificates on the terms and in the manner contemplated in the Prospectus, or (ii) if there has occurred any material adverse change in the financial markets of the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Transferor has been suspended or materially limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 7 hereof, and provided further that Sections 1, 10 and 11 shall survive such termination and remain in full force and effect.

                  Section 11. Representations and Indemnities to Survive.
The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Transferor or the officers of each of them and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Trust, the Transferor or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  Section 12. Notices. All communications hereunder shall be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives at Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, 10281, Attention: General Counsel; if sent to the Transferor, will be mailed, delivered or telegraphed and confirmed to them at 201 Saint Charles Avenue, 29th Floor, New Orleans, LA 70170, attention of Chief Administrative Officer of First Commerce Corporation.

                  SECTION 13. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL
BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  Section 15. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 16. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  If you are in agreement with the foregoing, please sign and return one to the Transferor whereupon this letter and your acceptance shall become a binding agreement among the Transferor and the several Underwriters.

                                           Very truly yours,

                                           FIRST NATIONAL BANK OF COMMERCE


                                           By:________________________________
                                              Name:
                                              Title:



The foregoing Agreement
is hereby confirmed and
accepted as of the date hereof.

MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED


By:______________________
  Name:
  Title:
         For themselves and the other Several Underwriters named in
         Schedule I to the foregoing Agreement.


                                                    Schedule I

                                               CLASS A CERTIFICATES


                                                                                             Principal
                                                                                             Amount


Merrill Lynch, Pierce, Fenner & Smith Incorporated..............................             $ 64,875,000
J.P. Morgan Securities Inc. ....................................................               64,875,000
Lehman Brothers Inc.............................................................               64,875,000
Morgan Stanley & Co. Incorporated ..............................................               64,875,000
                                                                                             ------------
            Total...............................................................             $259,500,000
                                                                                             ============


                                               CLASS B CERTIFICATES


                                                                                               Principal
                                                                                               Amount



Merrill Lynch, Pierce, Fenner & Smith Incorporated..............................               $21,000,000
                                                                                               ===========
